EXHIBIT 32
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Certification of Chief Executive Officer and Chief Financial OfficerPursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the Quarterly Report of Mistral Ventures, Inc. (Registrant)
on Form 10Q-SB filed with the Securities and Exchange Commission filed concurrently herewith (the Report), I, Cecelia Pineda, Chief Executive
Officer, Chief Financial Officer and Principal Accounting Officer of
Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                              Mistral Ventures, Inc.
                              a Nevada corporation

May 27, 2006                  By:/s/ John Xinos
                              --------------------------------------
                              President, CEO, CFO, Principal
                              Accounting Officer and Chairman
                              of the Board of Directors